Exhibit 32.1

STRATEGIC ACQUISITIONS, INC.

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of Strategic Acquisitions, Inc. (the “Company”) for the period ended March 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Yuanyuan Huang, Director, Secretary and Treasurer of the Company certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.

/s/ YUANYUAN HUANG	May 9, 2025
YUANYUAN HUANG
Principal Executive Officer and Principal Financial Officer